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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 15, 2004

                           THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                         0-15767               41-1293081
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

 411 Farwell Avenue, South St. Paul, Minnesota                  55075
   (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (651) 451-3030



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Item 7. Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is furnished with this report:

          99 Press Release dated July 15, 2004 of The Sportsman's Guide, Inc.

Item 12. Results of Operations and Financial Condition

         On July 15, 2004, The Sportsman's Guide, Inc. issued a press release to report expected sales and earnings per share for its second quarter ended June 30, 2004. The release is furnished as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SPORTSMAN'S GUIDE, INC.



Date: July 16, 2004                         By:  /s/ CHARLES B. LINGEN
                                                 ------------------------------
                                                 Name: Charles B. Lingen
                                                 Title: Executive Vice President
                                                        of Finance and
                                                        Administration and Chief
                                                        Financial Officer